UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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[  ] Preliminary Proxy Statement
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[  ] Soliciting Material Pursuant to Section 240.14a-12

Managed Duration Investment Grade Municipal Fund
(Name of Registrant as Specified in Its Charter)

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MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

227 West Monroe Street, Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on November 16, 2016

To the Shareholders:
Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) will be held at the offices of Guggenheim Partners Investment Management, LLC, 100 Wilshire Boulevard, Santa Monica, California 90401, on Wednesday, November 16, 2016 at 4:00 p.m. Pacific Time, for the purposes of considering and voting upon the following:

1.
The election of the Trustee nominees named in the accompanying proxy statement, Ellen D. Harvey and Suzanne P. Welsh, each as a Class I Trustee of the Fund by holders of common and preferred shares, to serve until 2017 or until her successor is duly elected and qualified;

2.
The election of the Trustee nominee named in the accompanying proxy statement, W. Thacher Brown, as a Class II Trustee of the Fund by holders of common and preferred shares, to serve until 2018 or until his successor is duly elected and qualified;

3.
The election of the Trustee nominees named in the accompanying proxy statement, Clifford D. Corso and Thomas E. Spock, each as a Class III Trustee of the Fund by holders of common and preferred shares, to serve until 2019 or until his successor is duly elected and qualified;

4.	To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof;

as set forth in the Proxy Statement accompanying this Notice.

You will need proof of ownership of the Fund’s shares of beneficial interest to enter the meeting or, if your shares are held in a brokerage or bank account (in “street name”), a proxy from the street name holder.

The close of business on September 30, 2016 has been fixed by the Board of Trustees of the Fund as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees of the Fund,

Mark E. Mathiasen

Secretary

Chicago, Illinois

October 11, 2016

TO   AVOID   THE   UNNECESSARY   EXPENSE   OF   FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, AND DATE, SIGN AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registration	Valid Signature
Corporate Accounts
(1)	ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp., c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Partnership Accounts
(1)	ABC Partnership	Jane B. Smith, Partner
(2)	Smith and Doe, Limited Partnership	Jane B. Smith, General Partner

Custodial or Estate Accounts
(1)	John B. Smith, Cust.,
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

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MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

227 West Monroe Street, Chicago, Illinois 60606
We encourage you to read the full text of the enclosed Proxy Statement to shareholders (“Proxy Statement”).  For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposal to be voted on by shareholders at the annual meeting of shareholders to be held on November 16, 2016 (the “Meeting”). The following “Frequently Asked Questions” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials.  For that reason, the information in this section is qualified in its entirety by reference to the enclosed Proxy Statement.
FREQUENTLY ASKED QUESTIONS
Q.   What are shareholders being asked to vote upon?
A.   You are receiving these proxy materials – a package that includes the Proxy Statement and your proxy card – because you have the right to vote on important matters concerning your investment in Managed Duration Investment Grade Municipal Fund (the “Fund”).
In summary, you are being asked to elect four new Trustees and reelect one current Trustee to the Board of Trustees (the “Board”) of the Fund.
Q.   Why am I being asked to elect four new Trustees and reelect one current Trustee?
A.   On January 2, 2015, The Bank of New York Mellon (“BNY Mellon”) completed the acquisition of Cutwater Holdings, LLC (d/b/a Cutwater Asset Management). The Fund’s investment adviser, Cutwater Investor Services Corp. (the “Adviser”), was a wholly-owned subsidiary of Cutwater Holdings, LLC. As a result, the Adviser became an indirect wholly-owned subsidiary of BNY Mellon. As a part of the BNY Mellon platform, the Adviser began to assess additional services that could be provided by BNY Mellon to the Fund, including administration, accounting and shareholder servicing services. Relatedly, as the Board began to evaluate utilizing other BNY Mellon service providers, the Board also began to consider aligning its membership with that of Cutwater Select Income Fund, a closed-end fund that is currently on the BNY Mellon platform.
On September 27, 2016, at a meeting of the Board, the Board approved the transition of fund administration, accounting and shareholder servicing arrangements to BNY Mellon and certain of its affiliates. In connection with this transition, the Board approved a new Fund Administration and Accounting Agreement between the Fund and The Bank of New York Mellon effective November 1, 2016. In addition, the Board voted to terminate the Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC ("GFD") effective November 1, 2016. In conjunction with this termination, the Board approved a new Services Agreement among the Fund, the Adviser and MBSC Services Corporation effective November 1, 2016. The Board also voted to eliminate the current advisory fee waiver effective November 1, 2016. Separately, the Fund and Rydex Fund Services, LLC (“RFS”) agreed to terminate the Fund Administration Agreement between the Fund and RFS effective October 3, 2016. In conjunction with this termination, the Board approved an interim Fund Administration Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC, an affiliate of GFD, effective October 3, 2016, which will terminate on November 1, 2016.
Furthermore, as part of the transition to the BNY Mellon platform, Donald C. Cacciapaglia intends to resign from the Board effective as of November 1, 2016. In addition, Randall C. Barnes is not to standing for reelection at the Meeting. Ronald A. Nyberg and Ronald E. Toupin, Jr. intend to resign from the Board following the Meeting.  The Board is recommending for election at the Meeting each of Ellen D. Harvey, Suzanne P. Welsh, W. Thacher Brown and Thomas E. Spock.  In addition, the Board is recommending for reelection Clifford D. Corso.  Mr. Corso has served as a Trustee of the Fund since its inception in 2003 and is currently CEO and CIO of the Adviser. Each of the nominee Trustees currently serves on the Cutwater Select Income Fund.
Q.   Are there any benefits to the Fund and its shareholders that may result from the change in the Fund’s service providers?
A.   The Board believes that the Fund and its shareholders will likely benefit from further integration into the BNY Mellon platform, with approximately $1.6 trillion in assets under management worldwide. BNY Mellon and its affiliates constitute a global leader in investment management and investment services, with significant scale, scope and stability. As of June 30, 2016, BNY Mellon’s parent company, The Bank of New York Mellon Corporation, had a market capitalization of approximately $41.4 billion, and for the six-month period ended June 30, 2016, had revenue of approximately $7.5 billion and net income of approximately $1.6 billion.
In addition, it is anticipated that a shift to the BNY Mellon platform will reduce the Fund’s overall expense ratio by approximately .044%.
Q.   How does the Fund’s Board recommend that I vote?
A.   After careful consideration, the Board unanimously recommends that you vote “FOR ALL” the nominees on the enclosed proxy card.

Q.   How is a quorum established?
A.   In accordance with the Fund’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the common shares and preferred shares entitled to vote at the Meeting, counted together as a single class. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund’s Declaration of Trust and Fourth Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.
Q.   What vote is required to elect each of the nominee Trustees?
A.   The election of each of the nominee Trustees will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders, voting together as a single class, of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.
Q.   How do I place my vote?
A.   You may provide the Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods.
YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

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MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

227 West Monroe Street, Chicago, Illinois 60606

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 16, 2016

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) of the Fund to be held at the offices of Guggenheim Partners Investment Management, LLC, 100 Wilshire Boulevard, Santa Monica, California 90401, on Wednesday, November 16, 2016, at 4:00 p.m. Pacific Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. It is expected that the notice of annual meeting, proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about October 14, 2016.
The close of business on September 30, 2016 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. On September 30, 2016, there were 6,800,476 shares of the Fund’s common shares (“Common Shares”) outstanding and, there were 2,778 shares of the Fund’s auction market preferred shares (“Preferred Shares”) outstanding. These classes of stock are the only classes of stock currently authorized by the Fund.
In accordance with the Fund’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the Common Shares and Preferred Shares entitled to vote at the Meeting, counted together as a single class. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund’s Declaration of Trust and Fourth Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.
All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the Proposal. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees.
Broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the vote on the Proposal.
Summary of Voting Rights on the Proposal
PROPOSAL 1: ELECTION OF TRUSTEES

On January 2, 2015, The Bank of New York Mellon (“BNY Mellon”) completed the acquisition of Cutwater Holdings, LLC (d/b/a Cutwater Asset Management). The Fund’s investment adviser, Cutwater Investor Services Corp. (“CISC”), was a wholly-owned subsidiary of Cutwater Holdings, LLC. As a result, CISC became an indirect wholly-owned subsidiary of BNY Mellon. As a part of the BNY Mellon platform, CISC began to assess additional services that could be provided by BNY Mellon to the Fund, including administration, accounting and shareholder servicing services. Relatedly, as the Board began to evaluate utilizing other BNY Mellon service providers, the Board also began to consider aligning its membership with that of Cutwater Select Income Fund, a closed-end fund that is currently fully integrated on the BNY Mellon platform.
On September 27, 2016, at a meeting of the Board, the Board approved the transition of fund administration, accounting and shareholder servicing arrangements to BNY Mellon and certain of its affiliates. In connection with this transition, the Board approved a new Fund Administration and Accounting Agreement between the Fund and The Bank of New York Mellon effective November 1, 2016. In addition, the Board voted to terminate the Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC ("GFD") effective November 1, 2016. In conjunction with this termination, the Board approved a new Services Agreement among the Fund, CISC and MBSC Services Corporation effective November 1, 2016. The Board also voted to eliminate the current advisory fee waiver effective November 1, 2016. Separately, the Fund and Rydex Fund Services, LLC (“RFS”) agreed to terminate the Fund Administration Agreement between the Fund and RFS effective October 3, 2016. In conjunction with this termination, the Board approved an interim Fund Administration Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA,” and together with GFD, “Guggenheim Funds”), an affiliate of GFD, effective October 3, 2016, which will terminate on November 1, 2016.
Furthermore, as part of the transition to the BNY Mellon platform, Donald C. Cacciapaglia intends to resign from the Board effective as of November 1, 2016. In addition, Randall C. Barnes is not to standing for reelection at the Meeting. Ronald A. Nyberg and Ronald E. Toupin, Jr. intend to resign from the Board following the Meeting.  The Board is recommending for election at the Meeting each of Ellen D. Harvey, Suzanne P. Welsh, W. Thacher Brown and Thomas E. Spock.  In addition, the Board is recommending for reelection Clifford D. Corso.  Mr. Corso has served as a Trustee of the Fund since its inception in 2003 and is currently CEO and CIO of CISC. Each of the nominee Trustees currently serves on the Cutwater Select Income Fund. In order to reconstitute the Board in connection with such resignations and contemplated resignations, the Board determined to: (i) temporarily increase its size to seven; (ii) nominate Mses. Harvey and Walsh for election as Class I Trustees to fill the two new directorships by virtue of the increase in Board size; (iii) nominate Mr. Brown to fill the Class II vacancy created by the resignation of Mr. Cacciapaglia as a Class II Trustee; and (iv) nominate Mr. Spock (in addition to Mr. Corso) as a Class III Trustee in light of Mr. Barnes' decision not to stand for re-election as a Class III Trustee.  Following the contemplated resignations of Messrs. Nyberg and Toupin, it is the intention of the Board to reduce its size to five and to designate two of the then-current Trustees to represent the Preferred Share shareholders (the “Preferred Shareholders”). Those designees will stand for election at a future Annual Shareholder Meeting at which time only Preferred Shareholders will vote on their election.  Assuming the election of all trustee nominees at the Meeting and the resignations of Messrs. Nyberg and Toupin, the Board will consist solely of the five individuals elected at the Meeting.
At the Meeting, the Preferred Shareholders will have equal voting rights (i.e., one vote per share) with the Fund’s common shareholders (the “Common Shareholders”) and will vote together with the Common Shareholders as a single class on all proposals to be brought before the Meeting. The election of Mses. Harvey and Welsh and Messrs. Brown, Spock and Corso will require the affirmative vote of a majority of the votes of the Common Shareholders and the Preferred Shareholders, voting together as a single class, of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

Trustee Nominee Name	Common Shareholders	Preferred Shareholders
Ellen D. Harvey	X	X
Suzanne P. Welsh	X	X
W. Thacher Brown	X	X
Thomas E. Spock	X	X
Clifford D. Corso	X	X

The Fund’s Board of Trustees is presently comprised of five (5) Trustees. However, as discussed above, on September 27, 2016, the Board approved the expansion of the Board from five (5) Trustees to seven (7) Trustees to accommodate the election of the new Trustee nominees. The Board is divided into three classes, and members of each class hold office for a term of three years or until their successors are elected and qualified. The term of one class expires in each year.
The term of office of the Class I Trustees, if elected at this Meeting, will expire at the annual meeting of shareholders to be held in 2017, or thereafter when their respective successors are duly elected. The term of office of the Class II Trustee, if elected at this Meeting, will expire at the annual meeting of shareholders to be held in 2018, or thereafter when his respective successor is duly elected. The term of office of the Class III Trustees, if elected at this Meeting, will expire at the annual meeting of shareholders to be held in 2019, or thereafter when their respective successors are duly elected.
On September 27, 2016, the Board recommended for election at the Meeting each of Mses. Harvey and Welsh and Messrs. Brown, Spock and Corso.  At the Meeting, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of Mses. Harvey and Welsh as Class I Trustees, FOR the election of Mr. Brown as a Class II Trustee, and FOR Messrs. Spock and Corso as Class III Trustees. Mr. Corso is currently a member of the Board. Mr. Corso was last elected by shareholders in 2013.
The nominees have agreed to serve if elected. There is no reason to believe that the nominees will become unavailable for election as Trustees of the Fund, but if that should occur before the Meeting, votes will be cast for the person(s) the Nominating and Governance Committee and the Board of Trustees recommend.
At the Annual Meeting of Shareholders held on November 11, 2004, the Fund’s shareholders elected the Board of Trustees to staggered terms in accordance with the Declaration of Trust. Accordingly, the term of office of only a single class of Trustees will expire in 2016. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.
The principal executive offices of the Fund are located at 227 West Monroe Street, Chicago, Illinois 60606. CISC, whose principal business address is 200 Park Avenue, New York, New York 10166, is the Fund’s investment adviser. CISC is a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation and a New York Stock Exchange listed company with principal offices at One Wall Street, New York, New York 10286.  The Fund’s custodian, accounting agent and auction agent is The Bank of New York Mellon, whose principal business address is 101 Barclay Street, New York, New York 10286. The Fund’s transfer agent is Computershare Inc., whose principal business address is 480 Washington Blvd., Jersey City, New Jersey 07310.

Information Regarding Trustee Nominees and Trustees of the Fund

The following table provides information as of September 30, 2016, unless otherwise indicated, concerning the nominees for election as Trustees and the other Trustees of the Fund:

				Number of	Other
		Term of		Portfolios in	Directorships
		Office(2)		Fund Complex(3)	Held by
Name,		and		Overseen by	the Nominee
Address(1)	Position(s)	Length		Nominee	During
and Year	Held with	of Time	Principal Occupation(s)	(Including	the Past
of Birth	Fund	Served	During Past Five Years	the Fund)	Five Years

INDEPENDENT TRUSTEES*

Ronald E.	Trustee	Since	Current: Portfolio Consultant (2010-present).	100	Former: Bennett
Toupin, Jr.	(Preferred)	2003	Former: Vice President, Manager and		Group of Funds
Year of Birth:	Class II		Portfolio Manager, Nuveen Asset		(2011-2013).
1958			Management (1998-1999); Vice President,
	Chairman	Since	Nuveen Investment Advisory
	of the	November	Corporation (1992-1999); Vice President
	Board	2004	and Manager, Nuveen Unit Investment
Trusts (1991-1999); Assistant Vice
President and Portfolio Manager of
Nuveen Unit Investment Trusts (1988-
1999), each of John Nuveen & Company,
Inc. (1982-1999).
				103	Current: Edward-
Ronald A.	Trustee	Since	Current: Partner, Momkus McCluskey Roberts		Elmhurst
Nyberg	(Preferred)	2003	LLC (2016–present).		Healthcare System
Year of Birth:	Class I		Former: Partner, Nyberg & Cassioppi LLC		(2012-present).
1953			(2000-2016); Executive Vice President, General
Counsel and Corporate Secretary, Van Kampen
Investments (1982-1999).

Randall C.	Trustee	Since	Current: Private Investor (2001-Present).	101	Current: Purpose
Barnes	Class III	2006	Former: Senior Vice President and Treasurer,		Investments, Inc.
Year of Birth:			PepsiCo, Inc. (1993-1997); President,		(2014-present).
1951			Pizza Hut International (1991-1993);
Senior Vice President, Strategic Planning
and New Business Development,
PepsiCo, Inc. (1987-1990).

				Number of	Other
		Term of		Portfolios in	Directorships
		Office(2)		Fund Complex(3)	Held by
Name,		and		Overseen by	the Trustee
Address(1)	Position(s)	Length		Trustee	During
and Year	Held with	of Time	Principal Occupation(s)	(Including	the Past
of Birth	Fund	Served	During Past Five Years	the Fund)	Five Years

INDEPENDENT TRUSTEE NOMINEES

W. Thacher	N/A	N/A	Current: Trustee, Cutwater Select Income Fund	0	None.
Brown			(1988-present).
Year of Birth:			Former: President, MBIA Asset Management
1947			LLC (1998-2004); President 1838 Investment
Advisors, LLC (1988-2004).

Ellen D. Harvey	N/A	N/A	Current: Trustee, Cutwater Select Income Fund (2010-	0	Director, Aetos
Year of Birth:			present); Principal, Lindsay Criswell LLC (2008-present);		Capital Funds (2002-
1954			Managing Director, Miller Investment Management		present).
(2008-present).
Former: Principal, Vanguard Group (2008); Senior Vice
President, Mercantile-Safe Deposit & Trust (2003-2007).

Thomas E. Spock	N/A	N/A	Current: Trustee, Cutwater Select Income	0	None.
Year of Birth:			Fund (2013-present); Partner, Scalar Media
1956			Partners, LLC (2008-present).

Suzanne P. Welsh	N/A	N/A	Current: Trustee, Cutwater Select Income Fund (2008-	0	None.
Year of Birth:			present).
1953			Former: Vice President for Finance and Treasurer,
Swarthmore College (2002-2014).

INTERESTED TRUSTEE†

Donald C.	Trustee	Since	Current: President and Chief Executive Officer,	232	Current: Clear Spring
Cacciapaglia	Class II	2012(4)	certain other funds in the Fund Complex		Life Insurance
Year of Birth:			(2012-present); Vice Chairman, Guggenheim		Company (2015-
1951			Investments (2010-present).		present); Guggenheim
			Former: Chairman and Chief Executive		Partners Japan, Ltd.
			Officer, Channel Capital Group, Inc.		(2014-present);
			(2002-2010).		Guggenheim Partners
Investment
Management Holdings,
LLC (2014-present);

Delaware Life (2013-
present); Guggenheim
Life and Annuity
Company (2011-
present); Paragon Life
Insurance Company
of Indiana (2011-
present).

INTERESTED TRUSTEE† NOMINEE

Clifford D.	Trustee	Since	Chief Executive Officer and Chief	1	None.
Corso	Class III	2003	Investment Officer, Cutwater Investor
Year of Birth:			Services Corp. and Cutwater Holdings,
1961	President	Since	Inc. (2010-present); President and Chief
	and Chief	2012	Investment Officer, Cutwater Asset
	Executive		Management Corp (2000-2010); President,
	Officer		Cutwater Holdings, LLC (2004-2010);
Executive Vice President and Chief
Investment Officer, MBIA Inc.
(2008-present); Vice President,
MBIA Inc. (2004-2008).

†
“Interested Trustees” are those Trustees who are “interested persons” of the Fund as defined in the 1940 Act. Mr. Cacciapaglia is deemed an “interested person” by virtue of his position with Guggenheim Funds. Mr. Cacciapaglia’s positions with affiliated persons of the Fund are also set forth in the table above. Mr. Corso, is an “interested person” by virtue of his position at CISC. Mr. Corso’s positions with affiliated persons of the Fund are set forth in the table above.

*
“Independent Trustees” are those Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Each Independent Trustee is also independent as that term is defined in the New York Stock Exchange (“NYSE”) listing standards.

(1)	The business address of Messrs. Toupin, Nyberg, Barnes and Cacciapaglia is c/o Guggenheim Funds Distributors, LLC, 227 West Monroe Street, Chicago, Illinois 60606. The business address of Mses. Harvey and Welsh and Messrs. Brown, Spock and Corso is c/o Insight Investment, 200 Park Avenue, 7th Floor, New York, New York 10166.
(2)	If elected, the terms of office of the Class I Trustees, Class II Trustee and Class III Trustees will expire in 2017, 2018, and 2019, respectively, or when their successors are duly elected and qualified. However, the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the Trustee’s death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.
(3)	As of the date of this proxy statement, the Fund is part of the Guggenheim Funds’ fund complex (referred to herein as the “Fund Complex”) that consists of U.S. registered investment companies advised or serviced by the Servicing Agent or its affiliates. The Fund Complex is composed of 14 closed-end funds, including the Fund, 156 open-end mutual funds and 67 exchange-traded funds as of September 30, 2016. The Fund Complex is overseen by multiple Boards of Trustees.
(4)	It is anticipated that Mr. Cacciapaglia will resign his position as a Trustee, effective November 1, 2016, when the Fund’s contracts with Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC are terminated.

Qualifications and Experience of Trustees and Nominees
The Trustees and nominees were selected to serve and continue on the Board of Trustees, as applicable, based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee and nominee that support the conclusion that, as of the date of this proxy statement, each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees or nominees are pursuant to requirements of the SEC, do not constitute holding out of any Trustee or nominees as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Trustees
Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund since 2006 and other funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, his role with other funds, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.  Although

Mr. Barnes’s term of office expires this year; he is not standing for reelection at this year’s Meeting.
Donald C. Cacciapaglia. Mr. Cacciapaglia has served as a Trustee of the Fund since 2012. Mr. Cacciapaglia is Chief Executive Officer of other funds in the Fund Complex. Through his over 25 years of experience in the financial industry, Mr. Cacciapaglia is experienced in financial, regulatory, distribution and investment matters.  It is anticipated that Mr. Cacciapaglia will resign from his position as a Trustee of the Fund, effective November 1, 2016, when the Fund’s contracts with Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC are terminated.
Clifford D. Corso. Mr. Corso has served as a Trustee of the Fund since 2003 and is currently CEO and CIO of CISC. Through his service as a Trustee of the Fund and his professional training and employment experience, including Senior Executive of CISC, Mr. Corso is experienced in financial, regulatory and investment matters.  Mr. Corso is standing for election at this year’s Meeting.
Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating and Governance Committee, his role with other funds in the Fund Complex, his professional training and experience as an attorney and partner of a law firm, Momkus McCluskey Roberts LLC, and his prior employment experience, including partner of Nyberg & Cassioppi LLC and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, legal, regulatory and governance matters.  It is anticipated that Mr. Nyberg will resign from his position following this year’s Meeting.
Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Board, his role with other funds, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.  It is anticipated that Mr. Toupin will resign from his position following this year’s Meeting.
Trustee Nominees
W. Thacher Brown. Through his service as a Trustee of the Cutwater Select Income Fund and his experience as a president, board member and/or executive officer of various businesses, Mr. Brown is experienced in business, accounting and financial matters.
Ellen D. Harvey. Through her service as a Trustee of the Cutwater Select Income Fund and her experience as a senior vice president, chairperson, principal and/or board member of various businesses and non-profit and other organizations, Ms. Harvey is experienced in business and financial matters.

Thomas E. Spock. Through his service as a Trustee of the Cutwater Select Income Fund and his experience as an executive vice president, vice president and chief financial officer of various businesses, Mr. Spock is experienced in business and financial matters.
Suzanne P. Welsh. Through her service as a Trustee of the Cutwater Select Income Fund and her experience as a college treasurer and chief financial officer, Ms. Welsh is experienced in business, financial and accounting matters.
Each Trustee and nominee also has considerable familiarity with CISC and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of substantial prior service as a Trustee of a fund, as applicable.
Board’s Role in Risk Oversight
Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, CISC and other service providers to the Fund, as applicable, also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from CISC on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of CISC personnel and has approved valuation and pricing procedures applicable to valuing the Fund’s securities, which the Board and its Audit Committee periodically review. The Board also requires CISC to report to the Board on other matters relating to risk management on a regular and as-needed basis.
Role of Diversity in Considering Board Candidates
In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of each Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.
Trustees’ Prior Legal and Disciplinary Actions
The Trustees, including the nominees, have no prior legal or disciplinary actions.
Board Committees and Meetings
Board of Trustees and Meetings. The Board of Trustees is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including CISC, Guggenheim Funds, the custodian, and the transfer agent. As part of this process, the Trustees consult with the Fund’s independent registered public accounting firm and with their independent legal counsel.
During the fiscal year ended July 31, 2016, the Board of Trustees met four times. Each current Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a written policy regarding attendance by Trustees at annual meetings of shareholders although Trustees are encouraged to attend annual meetings of shareholders.
The Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.
Audit Committee. The Fund’s Audit Committee is currently composed of Messrs. Barnes, Nyberg and Toupin, all of whom have been determined not to be “interested persons” of the Fund, CISC or its affiliates, or Guggenheim Funds or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Mr. Barnes serves as the Chairman of the Audit Committee.
The  Audit  Committee  is,  among  other  things,  responsible  for: (i) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund’s financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund’s independent registered public accounting firm, (iii) selecting, overseeing and approving the compensation of the Fund’s independent registered public accounting firm, and (iv) discussing the Fund’s annual audited financial statements and semi-annual financial statements with management and the independent registered public accounting firm. The Audit Committee met three times during the fiscal year ended July 31, 2016.
The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on August 20, 2015 (the “Audit Committee Charter”). The Fund’s amended Audit Committee Charter is available on the website of the Fund at www.guggenheiminvestments.com/mzf.
Nominating and Governance Committee. The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of the Fund and to oversee certain corporate governance matters of the Fund, is currently composed of Messrs. Barnes, Nyberg and Toupin. Mr. Nyberg serves as the Chairman of the Nominating and Governance Committee. Only Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Nominating and Governance Committee. The Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to the Fund’s Secretary. The Nominating and Governance Committee met three times during the Fund’s fiscal year ended July 31, 2016.
The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on October 20, 2008 (the “Nominating and Governance Committee Charter”). The Nominating and Governance Committee Charter is available on the website of the Fund at www.guggenheiminvestments.com/mzf.
The Nominating and Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While the Nominating and Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standards). However, as set forth in the Nominating and Governance Committee Charter, the Nominating and Governance Committee may consider the following factors in evaluating a person as a potential nominee to serve as a Trustee of the Fund, among any others it may deem relevant:
•  whether or not the individual is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•  whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;
•  whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;
•  whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;
•  the contribution the individual can make to the Board and the Fund, with consideration being given to the individual’s educational background and business and professional experience;
•  the character and integrity of the individual;
•  the overall diversity of the Board’s composition; and
•  the Nominating and Governance Committee may, but is not required to, retain a third party search firm at the Fund’s expense to assist in the identification of Independent Trustee nominees.
Following an initial evaluation by the Committee, a nominee must:
•  be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund;
•  be prepared to submit character references and agree to appropriate background checks; and
•  be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee’s qualifications.

Equity Ownership

As of September 30, 2016, each Trustee and Trustee Nominee beneficially owned equity securities of the Fund and other Funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Aggregate Dollar Range
	Dollar Range of	of Equity Securities
Name of	Equity Securities	Overseen by Trustees
Trustee	in the Fund	in the Fund Complex
Independent Trustees:
Randall C. Barnes	None	Over $100,000
Ronald A. Nyberg	$10,001-$50,000	Over $100,000
Ronald E. Toupin, Jr.	None	Over $100,000
Independent Trustee Nominees:
W. Thacher Brown	None	None
Ellen D. Harvey	None	None
Thomas E. Spock	None	None
Suzanne P. Welsh	None	None
Interested Trustees:
Clifford D. Corso	None	None
Donald C. Cacciapaglia	None	Over $100,000

As of September 30, 2016, Trustees and officers of the Fund beneficially owned Shares of the Fund as specified below:

Independent Trustee:	Shares:
Ronald A. Nyberg	980

As of September 30, 2016, each Trustee and Trustee Nominee, and the Trustees, Trustee Nominees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

Security Ownership of Certain Beneficial Owners

As of September 30, 2016 the registered shareholders (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who owned of record, or owned beneficially, more than 5% of any class of the Fund’s shares outstanding are noted in the table below.

Number of Shares	Percentage of Class	Name	Address
1,126,720	16.57%	Karpus	183 Sully’s Trail
(Common Shares)	(Common Shares)	Management, Inc.[1]	Pittsford, NY 14534
1,109,366	16.31%	First Trust Portfolios	120 East Liberty Drive, Suite 400
(Common Shares)	(Common Shares)	L.P.; First Trust	Wheaton, IL 60187
Advisors L.P.;
The Charger Corporation [2]

1  Based upon information obtained from Schedule 13G/A filed with the Securities and Exchange Commission on September 9, 2016
2  Based upon information obtained from Schedule 13G/A filed with the Securities and Exchange Commission on January 13, 2016.

As of the close of business on September 30, 2016, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 6,796,779 shares of the 6,800,476 Common Shares (representing approximately 99.95% of the outstanding Common Shares) and 2,778 Preferred Shares, equal to 100% of the Fund’s outstanding Preferred Shares.

Compensation
CISC or its affiliates pay all compensation of officers and employees of the Fund who are affiliated persons of BNY Mellon or its subsidiaries. Guggenheim Funds pays all compensation of officers and employees of the Fund who are affiliated persons of Guggenheim Funds.
The Fund pays each Independent Trustee a combined fee of $1,250 per quarter for services on the Board and on the committees. Additionally, the Fund pays each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting (half of these amounts if the meetings are held telephonically). The Chairman of the Board, so long as he is an Independent Trustee, receives an additional $4,500 per year for his service, and the Chairman of each of the Audit Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his service. The Fund reimburses each Independent Trustee for their out-of-pocket expenses relating to attendance at Board and committee meetings. The Fund evaluates the compensation paid to the Independent Trustees from time to time.
The following table provides information regarding the compensation of the Fund’s Independent Trustees for the Fund’s fiscal year ended July 31, 2016. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

Name of	Compensation	Total Compensation
Independent Trustee or	from	from the
Trustee Nominee[3]	the Fund	Fund Complex
Randall C. Barnes	$16,000	$352,000
W. Thacher Brown	$0	$0
Ellen D. Harvey	$0	$0
Ronald A. Nyberg	$16,000	$431,000
Thomas E. Spock	$0	$0
Ronald E. Toupin, Jr.	$19,000	$397,500
Suzanne P. Welsh	$0	$0

3  Trustees not eligible for compensation are not included in the table.

Required Vote
The election of Mses. Harvey and Welsh and Messrs. Brown, Spock and Corso to the Board of Trustees will require the affirmative vote of a majority of the Common Shares and Preferred Shares (voting together as a single class) present and entitled to vote for the election of Trustees at the Meeting, in person or by proxy.
THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS,” UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR ALL” THE NOMINEES FOR TRUSTEE.
Expenses of Proxy Solicitation
The Fund will bear all costs in connection with the solicitation of proxies for the Meeting. Certain officers of the Fund and certain officers and employees of CISC or its affiliates (none of whom will receive additional compensation therefore) or Guggenheim Funds or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.
Other Business
As of the date of this Proxy Statement, the Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.
Additional Information
Report of the Audit Committee
After the meeting of the Audit Committee on September 20, 2016, the Audit Committee reported that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with Ernst & Young LLP (“E&Y”), the independent registered public accounting firm to the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61, such as the quality of the Fund’s accounting principles and internal controls; and (iii) previously received written confirmation from E&Y that it is independent along with written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed the independent registered public accounting firm’s independence with E&Y.
The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.
Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended July 31, 2016. Additionally, the Audit Committee recommended that E&Y be appointed as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2017.
Submitted by the Audit Committee of the Fund’s Board of Trustees

Randall C. Barnes, Chairperson
Ronald A. Nyberg
Ronald E. Toupin, Jr.

Executive Officers of the Fund

Certain biographical and other information relating to the officers (other than Mr. Corso whose biographical information is above) of the Fund is set forth below, including their year of birth, principal occupations for the past five years, and the length of time served. Officers serve at the pleasure of the Board of Trustees of the Fund and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name,		Term of
Address [1]		Office[2] and
and Year		Year First	Principal Occupation During
of Birth	Title	Appointed	the Past Five Years

John Sullivan	Chief	Since	Senior Managing Director, Guggenheim
Year of Birth:	Financial	2011	Investments (2010-present); Chief Financial
1955	Officer,		Officer, Chief Accounting Officer and Treasurer
	Chief		of certain funds in the Fund Complex (2010-
	Accounting		present). Previously, Managing Director and
	Officer and		CCO, each of the funds in the Van Kampen
	Treasurer[3]		Investments fund complex (2004-2010);
Managing Director and Head of Fund Accounting
and Administration, Morgan Stanley Investment
Management (2002-2004); CFO and Treasurer,
Van Kampen Funds (1996-2004).

Thomas E. Stabile	Treasurer[4]	Effective	Head of Distribution Operations, Insight North
Year of Birth:		November 1,	America (2015-present); Officer, Cutwater
1974		2016	Investor Services Corp. (2005-present).
200 Park Avenue
7th Floor
New York, NY
10166

Robin J. Shulman	Chief	Since	Chief Compliance Officer, Insight North
Year of Birth:	Compliance	2015	America (2015-present); Chief Compliance
1964	Officer		Officer, Cutwater Select Income Fund (2015-
200 Park Avenue			present). Previously, Chief Compliance Officer,
7th Floor			Horizon Kinetics, LLC (2010-2015).
New York, NY
10166
Senior Managing Director, Guggenheim
Amy J. Lee	Chief	Since	Investments (2012-present); Chief Legal
Year of Birth:	Legal	2013	Officer of certain funds in the Fund Complex
1961	Officer[5]		(2013-present). Previously, Vice President,
Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation
(2004-2012).

James Howley	Assistant	Since	Director, Guggenheim Investments (2004-
Year of Birth:	Treasurer[6]	2006	present). Assistant Treasurer of certain funds in
1972			the Fund Complex (2006-present). Previously,
Manager of Mutual Fund Administration, Van
Kampen Investments, Inc. (1996-2004).

Name,		Term of
Address[1]		Office[2] and
and Year		Year First	Principal Occupation During
of Birth	Title	Appointed	the Past Five Years

Kimberly J. Scott	Assistant	Since	Vice President, Guggenheim Investments
Year of Birth:	Treasurer[6]	2012	(2012-present); Assistant Treasurer of certain
1974			funds in the Fund Complex (2012-present).
Previously, Financial Reporting Manager,
Invesco, Ltd. (2010-2011); Vice
President/Assistant Treasurer of Mutual Fund
Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2009-2010); Manager of Mutual Fund
Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2005-2009).

Mark E.	Secretary[7]	Since	Managing Director, Guggenheim Investments
Mathiasen		2007	(2007-present); Secretary of certain funds in the
Year of Birth:			Fund Complex (2007-present).
1978

Lisa R. Grosswirth	Secretary[8]	Effective	Vice President, The Bank of New York Mellon
Year of Birth:		November 1,	(2004-present).
1963		2016
2 Hanson Place
Brooklyn, NY
11217

Michael P. Megaris	Assistant	Since	Vice President, Guggenheim Investments
Year of Birth:	Secretary[9]	2014	(2012-present); Assistant Secretary of certain
1984			funds in the Fund Complex (2014-present).
Previously, J.D., University of Kansas School
of Law (2009-2012).

1   The business address of each officer of the Fund is 227 West Monroe Street, Chicago, Illinois 60606 unless otherwise noted.
2   Officers serve at the pleasure of the Board of Trustees of the Fund and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.
3   Effective November 1, 2016, Mr. Sullivan will resign as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Fund and will serve as Assistant Treasurer. Effective November 16, 2016, Mr. Sullivan will resign as Assistant Treasurer.
4   Mr. Stabile’s appointment as Treasurer of the Fund will be effective as of November 1, 2016.
5   Effective November 1, 2016, Ms. Lee will resign as Chief Legal Officer.
[6]	Effective November 1, 2016, Ms. Scott and Mr. Howley will resign their positions as officers of the Fund.
[7]	Effective November 1, 2016, Mr. Mathiasen will resign as Secretary of the Fund and will serve as Assistant Secretary. Effective November 16, 2016, Mr. Mathiasen will resign as Assistant Secretary.
[8]	Ms. Grosswirth’s appointment as Secretary of the Fund will be effective as of November 1, 2016.
[9]	Effective November 16, 2016, Mr. Megaris will resign as Assistant Secretary.

Independent Registered Public Accounting Firm
Ernst & Young LLP (“E&Y”) served as the Fund’s independent registered public accounting firm for the fiscal years ended July 31, 2016 and July 31, 2015.
The report of E&Y on the Fund’s financial statements for the fiscal years ended July 31, 2016 and July 31, 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during the Fund’s fiscal years ended July 31, 2016 and July 31, 2015 or any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such year.
If requested by any shareholder, a representative of E&Y will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.
Audit Fees
Audit Fees are fees related to the annual audit of the Fund’s financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund. For the fiscal year ended July 31, 2016, E&Y billed $27,250 to the Fund, including out of pocket expenses. For the fiscal year ended July 31, 2015 E&Y billed $26,460 to the Fund, including out-of-pocket expenses.
Audit-Related Fees
Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2016 were $4,540 and for the fiscal year ended July 31, 2015 were $4,410. E&Y did not bill any Audit-Related Fees to the Service Affiliates (as defined below) for audit related services related directly to the operations and financial reporting of the Fund for the Fund’s fiscal year ended July 31, 2016 or for the fiscal year ended July 31, 2015.
Tax Fees
Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. Tax Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2016 were $8,195 and for the fiscal year ended July 31, 2015 were $7,957. E&Y did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Fund for the Fund’s fiscal year ended July 31, 2016 or July 31, 2015.
All Other Fees
All Other Fees are fees related to products and services other than those services reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” There were no All Other Fees billed by E&Y to the Fund or the Service Affiliates for the fiscal year ended July 31, 2016 or for the fiscal year ended July 31, 2015.

Aggregate Non-Audit Fees
The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2016 were $12,735, consisting of $4,540 Audit-Related Fees and $8,195 Tax Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2015 were $12,367, consisting of $4,410 Audit-Related Fees and $7,957 Tax Fees. No Non-Audit Fees were billed by E&Y for services rendered to the Service Affiliates for the fiscal year ended July 31, 2016 or for the fiscal year ended July 31, 2015.
The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to CISC or any entity controlling, controlled by, or under common control with CISC (and such other entities, together, the “Service Affiliates”) if such services related directly to the operations and financial reporting of the Fund.
None of the services described above, provided in the fiscal year ended July 31, 2016 or the fiscal year ended July 31, 2015, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.
The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to CISC and Service Affiliates that were not pre-approved (not requiring pre approval) is compatible with maintaining E&Y’s independence, respectively. All services provided by E&Y to the Fund, CISC or service affiliates that were required to be pre-approved were pre-approved as required.
Section 16(a) Beneficial Ownership Reporting Compliance
Each Trustee and certain officers of the Fund, CISC, certain affiliated persons of CISC and persons who own beneficially more than 10% of any class of outstanding equity securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund’s Trustees and relevant officers, CISC and relevant affiliated persons of CISC have complied with all applicable filing requirements during the fiscal year ended July 31, 2016.

Proposals to be Submitted by Shareholders and Other Shareholders and Other Shareholder Communications
All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2017 must be received by the Fund no earlier than July 19, 2017 and no later than August 18, 2017. All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2017 must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than June 13, 2017. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.
A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.
Other Information
THE FUND’S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JULY 31, 2016 AND THE FUND’S SUBSEQUENT SEMI ANNUAL REPORT, IF ANY, MAY BE OBTAINED WHEN AVAILABLE FREE OF CHARGE BY WRITING TO THE FUND AT 227 WEST MONROE STREET, CHICAGO, ILLINOIS 60606, OR BY CALLING TOLL-FREE AT (866) 819-5301.

Delivery of Documents to Shareholders Sharing an Address
In some instances, the Fund may deliver to multiple shareholders sharing a common address only one copy of this Proxy Statement or the Annual Report. If requested by phone or in writing, the Fund will promptly provide a separate copy of the Proxy Statement or the Annual Report, as applicable, to a shareholder sharing an address with another shareholder. Requests by phone should be directed to the Fund’s servicing agent, Guggenheim Funds Distributors, LLC, at (866) 819-5301, and requests in writing should be sent to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, Chicago, Illinois 60606. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to Guggenheim Funds Distributors, LLC at the address above.

October 11, 2016

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.
PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING
OPTIONS ABOVE SO THAT YOUR VOTE WILL BE
RECEIVED BEFORE NOVEMBER 16, 2016.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E14189-P82507	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark "For All Except" and write the
name(s) of the nominee(s) on the line below.
1.	Election of Trustees:
	Class I Nominees, to serve until the 2017 Annual Meeting of Shareholders:		☐	☐	☐
	01)	Ellen D. Harvey
	02)	Suzanne P. Welsh
Class II Nominee, to serve until the 2018 Annual Meeting of Shareholders:
	03)	W. Thacher Brown
Class III Nominees, to serve until the 2019 Annual Meeting of Shareholders:
	04)	Thomas E. Spock
	05)	Clifford D. Corso

2.	Any other business that may properly come before the Meeting.

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the meeting.

PLEASE COMPLETE, SIGN AND DATE HEREON AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Please sign and date here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

E14190-P82507

Solicited by the Board of Trustees
 Managed Duration Investment Grade Municipal Fund
Proxy in Connection with the Annual Meeting of Shareholders
 November 16, 2016
The undersigned holder of shares of Managed Duration Investment Grade Municipal Fund (the "Fund") hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Guggenheim  Partners  Investment Management,  LLC, 100 Wilshire Boulevard, Santa Monica, California 90401 on Wednesday, November 16, 2016, at 4:00 p.m.,  Pacific Time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES.
Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.